Revenue	12 Months Ended
Sep. 30, 2023
Revenue from Contract with Customer [Abstract]
Revenue

Note 4 — Revenue

Contract Balances

The following table provides information about Accounts receivable, both billed and unbilled and deferred revenue:

	As of
	September 30, 2023	September 30, 2022
Accounts receivable — billed (net of allowances for doubtful accounts of $19,801 and $16,627 as of September 30, 2023 and 2022, respectively)	$732,979	$789,611
Accounts receivable — unbilled (current)	$211,498	$157,166
Accounts receivable — unbilled (non-current)	$45,176	$27,417
Total Accounts receivable — unbilled	$256,674	$184,583
Deferred revenue (current)	$(170,634)	$(253,686)
Deferred revenue (non-current)	$(805)	$(69,907)
Total Deferred revenue	$(171,439)	$(323,593)

Revenue recognized during the year ended September 30, 2023, which was included in deferred revenue (current) as of September 30, 2022 was $245,377. Revenue recognized during the year ended September 30, 2022, which was included in deferred revenue (current) as of September 30, 2021 was $222,581.

Remaining Performance Obligations from Contracts with Customer

As of September 30, 2023, the aggregate amount of the transaction price allocated to remaining performance obligations that are unsatisfied or partially unsatisfied was approximately $5.5 billion. Remaining performance obligations typically include the remaining non-cancelable, committed and fixed portion of contracts for their entire duration and therefore it is not comparable to what the Company considers to be next 12 months backlog. Given the profile of contract terms, the majority of this amount is expected to be recognized as revenue over the next three years.

Disaggregation of Revenue

The Company considers information that is regularly reviewed by its chief operating decision makers in evaluating financial performance to disaggregate revenue. Please see Note 22 — Segment Information and Sales to Significant Customers.